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                                                                   EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 (File Nos. 333-80505, 333-10813 and 33-60926).


                                                       /s/  ARTHUR ANDERSEN LLP
Tulsa, Oklahoma
February 28, 2002